CONTINGENT LIABILITIES	3 Months Ended	12 Months Ended
	Mar. 31, 2023	Dec. 31, 2022
Commitments and Contingencies Disclosure [Abstract]
CONTINGENT LIABILITIES

NOTE 5 – CONTINGENT LIABILITIES

The Company is committed to pay royalties to the Government of Israel (the “Government”) on proceeds from sales of products in the research and development of which the Government participates by way of grants. At the time the grants were received, successful development of the related project was not assumed. In the case of failure of the project that was partly financed by the Government, the Company is not obligated to pay any such royalties. As the Company does not foresee any revenue from these projects, it believes it is no longer obligated to pay additional royalties, except for a potential repayment of support for assets that are monetized. Under the terms of the Company’s funding from the Government, royalties of 3%-3.5% are payable on sales of products developed from projects funded up to 100% of the amount of the grant received by the Company (dollar linked) with the addition of an annual interest. As of March 31, 2023, the total additional royalty amount that may be payable by the Company, before the additional interest, is approximately $29.4 million ($38.4 million including interest). To date, the Company has paid the IIA approximately $0.6 million in royalties.

NOTE 8 – COMMITMENTS:

a. In April 2011, the Company executed a Commercial License Agreement with Janssen Vaccines & Prevention B.V. (“Janssen”), for incorporating the adenovirus 5 in ofra-vec and other historical drug candidates for cancer for consideration including the following potential future payments:

●	an annual license fee of €0.1 million ($0.1 million) that is linked to Consumer Price Index (in each of 2022 and 2021, the Company paid $0.1 million) continuing until the termination of the agreement, which will occur upon (i) the later of the expiration date of the last related patent or 10 years from the first commercial sale of ofra-vec or (ii) the termination of the agreement by the Company, which is permitted, upon three months’ written advance notice to Janssen;

●	a milestone payment of €0.4 million ($0.4 million) upon receipt of the first regulatory approval for the marketing of the first indication for each product covered under the agreement; and

●	royalties of 0.5% to 2.0% on net sales.

There are no limits or caps on the amount of potential royalties. In August 2022, the Company terminated the agreement with Janssen and has no further obligations.

b. In February 2013, the Company entered into an agreement with Tel Hashomer-Medical Research, Infrastructure and Services Ltd. (“Tel Hashomer”). The agreement with Tel Hashomer provides that the Company will pay 1% of any net sales of any product covered by the intellectual property covered under the agreement and 2% of any consideration received by the Company for granting a license or similar rights to such intellectual property. Such amounts will be recorded as part of the Company’s cost of revenues. In addition, upon the occurrence of an exit event such as a merger, sale of all shares or assets or the closing of an initial public offering such as the IPO, the Company is required to pay to Tel Hashomer 1% of the proceeds received by the Company or its shareholders as the case may be. Royalty and all other payment obligations under this agreement will expire once the Company has paid an aggregate sum of NIS 100 million (approximately $29 million) to Tel Hashomer by way of pay out, exit proceeds and licensing consideration. Amounts previously paid as royalties on any net sales will not be taken into account when calculating this aggregate sum. Amounts payable upon occurrence of an exit event are not considered to be probable until actual occurrence. Upon occurrence of such event, as such event does not represent a substantive milestone with regard to the Company’s intellectual property, the amount to be paid is recorded in the Statement of comprehensive loss under research and development costs.

Through December 31, 2022, the Company paid Tel Hashomer a total amount of $0.7 million in consideration for the payments received for granting the licenses or similar rights to this intellectual property. As of December 31, 2022, the Tel Hashomer agreement was terminated, and the Company has no further commitments.

c. The Company is committed to pay royalties to the Government of Israel on proceeds from sales of products in the research and development of which the Government participates by way of grants. At time the grants were received, successful development of the related project was not assumed. In the case of failure of the project that was partly financed by the Government of Israel, the Company is not obligated to pay any such royalties. As the Company did not meet the trial’s primary endpoints and accordingly discontinued the trial in 2022, VBL is not pursuing further development with an IIA funded project; and therefore, the Company is no longer obligated to pay additional royalties. Under the terms of the Company’s funding from the Israeli Government, royalties of 3%-3.5% are payable on sales of products developed from projects funded up to 100% of the amount of the grant received by the Company (dollar linked) with the addition of an annual interest. As of December 31, 2022, the total additional royalty amount that may be payable by the Company, before the additional interest, is approximately $29.4 million ($38.4 million including interest). To date, the Company has paid the IIA approximately $0.6 million in royalties.

VASCULAR BIOGENICS LTD.

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 8 – COMMITMENTS (continued):

In addition, under the Research Law, the Company is prohibited from transferring, including by way of license, the IIA-financed technologies and related intellectual property rights and know-how outside of the State of Israel, except under limited circumstances and only with the approval of the IIA Research Committee. The Company may not receive the required approvals for any proposed transfer and, even if received, may be required to pay the IIA a portion of the consideration that it receives upon any sale of such technology to a non-Israeli entity up to 600% of the grant amounts plus interest.